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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement, on (i) Form S-3 (Nos. 333-25995, 333-62155, 333-33726, 333-54616 and
333-55866), (ii) Form S-4, (No. 333-50898), and (iii) Form S-8, (No. 333-56343)
of Kinder Morgan Energy Partners, L.P. of our report dated February 14, 2001 relating to the financial statements and financial statement schedule, which appears in this Amendment No. 1 on Form 10-K/A.


/s/ PricewaterhouseCoopers LLP


Houston, Texas
April 4, 2001